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                                                                   EXHIBIT 23.7

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the inclusion in this registration statement on Form S-4 (File No. 333-43691) of our report dated February 28, 1995, on our audit of the consolidated financial statements of Service Supply Systems, Inc. and Subsidiary for the year ended December 31, 1994. We also consent to the reference to our firm under the caption "Experts."

/s/ Rumsey & Huckaby, P.C.

Cordele, Georgia

January 21, 1998